                             ZENIX INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

                          TO BE HELD ON JULY 12, 1995

                            ----------------------

To the Shareholders of Zenix Income Fund Inc.:

  Notice is hereby given that the Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund") will be held at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York at 10:00 a.m. on July 12, 1995 for the following purposes:

    1. To elect six (6) Directors of the Fund (PROPOSAL 1);

    2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Fund for the current fiscal year of the Fund (PROPOSAL
  2);

    3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

  The close of business on May 15, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Christina T. Sydor
                                          Secretary

May 26, 1995

                            ----------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE
AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                          VALID SIGNATURE
                        ------------                          ---------------
CORPORATE ACCOUNTS
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
           c/o John Doe, Treasurer......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee
TRUST ACCOUNTS
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee ................................. Jane B. Doe
     u/t/d/ 12/28/78
CUSTODIAN OR ESTATE ACCOUNTS
 (1) John B. Smith, Cust.
           f/b/o John B. Smith, Jr. UGMA................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                             ZENIX INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                            ----------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 12, 1995

                            ----------------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zenix Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on July 12, 1995, at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Fund's investment adviser and administrator and The Shareholder Services Group, Inc., a subsidiary of First Data Corporation ("TSSG"), the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. This Proxy Statement is first being mailed to shareholder on or about May 31, 1995.

  If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of the capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

  The close of business on May 15, 1995 has been fixed as the record date of the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

  The Fund has two classes of shares: common stock which has a par value of $.01 per share (the "Common Stock"), and cumulative preferred stock, which has a par value of $.01 per share (the "Preferred Stock"). On May 15, 1995, there were 13,706,780.495, shares of the Common Stock and 30,000 of the Preferred Stock outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

  As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), except set forth below, beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held 11,713,192 Shares of, or 85%of the Fund's Shares. Of the Shares held by Cede and Co., Smith Barney held of record 6,166,151 Shares, or 44% of the Fund's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the Shares of the Fund.

  In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on July 12, 1995.

  Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The first proposal to be considered at the Meeting is the election of six (6) Directors of the Fund.

  Under the terms of the Fund's Charter, the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund. Charles F. Barber and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by holders of Preferred Stock as Preferred Directors ("Preferred Directors"). The Fund's Charter further provides that the holders of Common Stock are entitled as a class, to the exclusion of holders of Preferred Stock, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's Board of Directors for election by holders of Common Stock as Common Directors ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon and Allen J. Bloostein, shall be elected by holders of shares of Common Stock and Preferred Stock voting together as a single class as Common Directors and Preferred Directors.

  Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  Set forth below are the names of the nominees for re-election to the Fund's Board of Directors, together with certain other information:

                                                            NUMBER OF THE FUND'S
   NAME, AGE, PRINCIPAL OCCUPATION     SERVED AS                COMMON STOCK
    AND OTHER BUSINESS EXPERIENCE      A DIRECTOR            BENEFICIALLY OWNED
     DURING THE PAST FIVE YEARS          SINCE      CLASS    AS OF MAY 15, 1995
- -------------------------------------  ----------   -----   --------------------
Charles Barber (76)                       1989    Preferred        2,229
Consultant; formerly Chairman of the
Board, ASARCO Incorporated

Allan J. Bloostein (64)                   1992    Common &          None
Consultant, formerly Vice Chairman of             Preferred
the Board of May Department Stores
Company; Director of Crystals Brands,
Inc. Melville Corp., R.G. Barry Corp.
and Hechinger Co.

Martin Brody (72)                         1988     Common          81,883
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp.; Director of Jaclyn, Inc. an
apparel manufacturer

Dwight B. Crane (56)                      1988     Common           None
Harvard Business School
Soldiers Field Road
Boston, MA 02163

Robert A. Frankel (68)                    1994    Preferred         None
102 Grand Street
Croton-on-Hudson, New York
10520

Heath B. McLendon* (62)                   1988    Common &         14,425
388 Greenwich Street, 22nd Floor                  Preferred
New York, New York 10013
Managing Director of Smith Barney
 Inc., Chairman of Smith Barney
 Strategy Advisers Inc. and President
 SBMFM; prior to July 1993, Senior
 Executive Vice President of Shearson
 Lehman Brothers Inc., Vice Chairman
 of Asset Management Division of
 Shearson Lehman Brothers Inc.,
 Director of PanAgora Asset
 Management, Inc. and PanAgora Asset
 Management Limited

- -----------
 * Interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 ( the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Fund by Directors.

  Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended March 31, 1995, all filing requirements applicable to such persons were complied with.

  The names of the principal officers of the Fund, with the exception of Mr. McLendon are listed in the table below together with certain additional information. Mr. McLendon was elected Chairman of the Board in 1988. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                        PRINCIPAL OCCUPATIONS
                                                                 AND
                                                          OTHER AFFILIATIONS
                                    POSITION             DURING THE PAST FIVE
           NAME                (YEAR FIRST ELECTED)             YEARS
           ----                -------------------      ---------------------
Jessica M. Bibliowicz, age  President (1995)           Executive Vice President
  35                                                    of Smith Barney Inc.;
                                                        prior to 1994, Director
                                                        of Sales and Marketing
                                                        for Prudential Mutual
                                                        Funds; prior to 1991,
                                                        First Vice President,
                                                        Asset Management
                                                        Division of Shearson
                                                        Lehman Brothers Inc.
John C. Bianchi, age 39     Vice President and         Managing Director of
                             Investment Officer (1993)  SBMFM; prior to July
                                                        1993, Managing Director
                                                        of Shearson Lehman
                                                        Advisors.
Lewis E. Daidone, age 37    Senior Vice President      Managing Director of
                             and Treasurer (1994)       Smith Barney Inc.;
                                                        Chief Financial
                                                        Officer, Director and
                                                        Senior Vice President
                                                        of SBMFM.
Christina T. Sydor, age 44  Secretary (1994)           Managing Director of
                                                        Smith Barney Inc.;
                                                        General Counsel and
                                                        Secretary of SBMFM.

  The principal business address of Ms. Bibliowicz, Mr. Bianchi, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. None of the executive officers of the Fund owns any shares of the Fund.

  No officer, director or employee of the Fund's investment adviser or administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator a fee of $5,000 per year plus $500 per regular meeting. The Fund also reimburses each Director actual out of pocket expenses relating to attendance at meeting. The aggregate remuneration and expenses paid by the Fund to such Directors during the fiscal year ended March 31, 1995 amounted to $38,778.

                                   TOTAL     NUMBER OF FUNDS FOR
                      TOTAL     COMPENSATION   WHICH DIRECTOR
 NAME OF PERSON,   COMPENSATION  FROM FUND   SERVES WITHIN FUND
    POSITION        FROM FUND     COMPLEX          COMPLEX
 ---------------   ------------ ------------ -------------------
Charles Barber        $8,000      $ 40,500             6
Martin Brody          $8,000      $111,675            20
Dwight Crane          $8,000      $125,975            24
Allan Bloostein       $8,000      $ 79,000            10
Robert Frankel        $4,500      $ 75,850             8
Heath B. McLendon        --            --             41

  During the fiscal year ended March 31, 1995 the Directors of the Fund met 5 times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended March 31, 1995 the Audit Committee met twice. All of the Audit Committee members attended the meetings.

  Election of the listed nominees for Director will require the affirmative vote of (a) the holders of a majority of the shares of the Preferred Stock represented in person or by proxy at the Meeting, in the case of the two Preferred Directors; (b) the holders of a majority of the shares of Common Stock represented in person or by proxy at the Meeting, in the case of the two Common Directors; (c) the holders of a majority of Shares represented in person or by proxy at the Meeting voting to gather as a single class in action, in the case of the remaining Directors.

THE BOARD OF THE FUND, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS,
RECOMMENDS
THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2: TO RATIFY THE SELECTION OF KMPG PEAT MARWICK LLP AS THE
INDEPENDENT
            ACCOUNTANTS FOR THE FUND FOR THE CURRENT FISCAL YEAR

  The second proposal to be considered at the Meeting is the ratification of the selection of KMPG Peat Marwick LLP ("Peat Marwick") as the independent public accountants for the Fund for the fiscal year ending March 31, 1996.

  Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent public accountants for the fiscal year ended March 31, 1995. On May 24, 1995, based upon recommendation of the Audit Committee of the

Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint Peat Marwick as the Fund's independent accountants for the fiscal year ending March 31, 1996.

  During the Fund's two most recent fiscal years ended March 31, 1994 and 1995, Coopers & Lybrand's report on the Fund's financial statements contained no adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there have been no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

  During the Fund's two most recent fiscal years ended March 31, 1994 and 1995, the Fund has not consulted with Peat Marwick on items which (i) concerned the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject matter of a disagreement or reportable event with Coopers & Lybrand.

  The Fund has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Coopers & Lybrand agrees with the statements contained in the paragraphs above. If the Fund receives a written request from any shareholder at least five (5) days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of Coopers & Lybrand and Peat Marwick, the Fund will arrange to have representatives of each present at the Meeting to respond to appropriate questions.

REQUIRED VOTE

  Ratification of the selection of Peat Marwick as independent accountants requires the affirmative vote of the majority of the votes cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

  The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                   SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

  Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of nay Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                      SUBMISSION OF SHAREHOLDERS PROPOSALS

  All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1996 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than January 6, 1996.

May 26, 1995

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND
RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.